--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

                                             December 15, 2000

Dear Shareholder:

    We are pleased to present the annual report to shareholders for Schroder Series Trust for the fiscal year ended October 31, 2000.

    Market volatility has been the hallmark of this reporting period, as the Federal Reserve's tightening campaign successfully slowed the pace of economic growth in the United States. The period was also characterized by the dramatic about-face in the technology and telecommunications sectors, which enjoyed tremendous growth early in the period, only to relinquish those gains as investors shifted to more stable companies with greater earnings visibility.

    The bond market faced numerous challenges during the period, as well. The U.S. Treasury's decision to cut back drastically on new issuance and to begin a program to repurchase certain outstanding Treasury debt as a way to handle the surging budget surplus caused a sharp steepening in the Treasury yield curve. In the corporate debt market, liquidity declined rapidly.

    Looking ahead, we continue to expect a "soft landing," or a cyclical slowdown, for the U.S. economy. With consumer spending, we believe that capital investment and export growth are likely to grow considerably more slowly in 2001 than in 2000, and the environment for corporate profits to be much more difficult. We anticipate that more modest top-line growth, rising unit labor costs and little, if any, pricing power should combine to pressure profits in 2001. We believe that consensus profit estimates for 2001, while lower than they were earlier this year, are still too high.

    On the policy front, we expect the Fed to embark on a modest easing path beginning sometime in the second quarter, cutting the Fed funds target rate by 50 basis points in early 2001, in two 25-basis-point moves. We are confident, though, that the Fed will take steps to prevent the slowdown from deteriorating into a steep decline. While core inflation is up very modestly from its lows--and could well advance a bit further in the months ahead--this is not likely to deter the Fed from a moderate easing path as the economic slowdown becomes more entrenched.

    Since our last report, there have been several changes to the Trust. In July, shareholders approved recommendations by the Trustees to adopt a new investment objective and revised investment policies for the Schroder Investment Grade Income Fund which is to seek maximum long-term total return consistent with preservation of capital. Concurrent with those changes, the Fund's name was changed to Schroder Total Return Fixed Income Fund. In addition, on
September 11, 2000, the assets of the Schroder Large Capitalization Equity Fund were transferred to the Schroder U.S. Diversified Growth Fund in exchange for shares of that Fund. At the same time, the surviving fund was renamed, the Schroder U.S. Large Cap Equity Fund.

    This report includes performance information, the schedule of investments, comments from portfolio managers, and other relevant information for each Fund. We encourage you to read the report, and we thank you for making Schroders part of your investment program.

                                          Sincerely,

                                          /s/ Alexandra Poe

                                          Alexandra Poe
                                          PRESIDENT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    The Schroder Small Capitalization Value Fund's Investor Shares had a total return of 28.98% for the fiscal year ended October 31, 2000. The Fund's benchmark, the Russell 2000 Index, appreciated by 17.42% over the same period, while the average small cap value fund in the Lipper universe gained 21.15% in the fiscal year ended October 31, 2000.

MARKET BACKGROUND/PORTFOLIO REVIEW

    This fiscal year was a tale of two cities. Much of its first half was dominated by recently public technology companies that were selling at huge multiples of sales with no prospects of earnings for several years, if ever. From November 1999 through February 2000, Internet and biotech issues drove the Russell 2000 Index, and the Fund lagged because its investment discipline disfavors investment in companies with no earnings. It was the worst of times for relative performance, but the best of times to select from good companies selling at extremely low valuations, as they were liquidated by those seeking to participate in the "dot.com" revolution. The Fund stuck to its investment discipline, seeking to find well-managed companies that were selling at discounts to their peers and/or their historic valuation parameters, and where we could identify a catalyst that might cause a stock to trade back toward its peers and/or its historic norm. The Fund was well positioned in March for the abrupt market transition that occurred. Overvalued technology stocks corrected while the market began to recognize the undervaluation in other sectors.

    Since early March 2000, the Fund's under-representation in technology names contributed significantly to its outperformance. The technology sector of the Russell 2000 plummeted 40.2% from February 29 through October 31. Over that same period, the Fund was overweighted in energy, aerospace, generic drug companies, and select finance companies. These sectors were in the bargain basement last spring. Investors who had been overweighted in technology sought to move into many of these non-tech areas as they reduced their technology exposure.

OUTLOOK

    Since March 2000, value investing has been back in style, and we anticipate that it will continue to trump growth investing over the next few quarters, as global economic expansion slows to more normal levels after recent quarters of above-average growth. Historically, value outperforms growth when the economy moderates. If, as we expect, the U.S. economy manages a "soft landing," value tends to exceed growth with positive returns. In the case of a "hard landing," value typically beats growth by showing lower negative returns. The reason for a rotation from growth to value investing is simple: Valuation parameters typically return to favor. Old-fashioned analysis and price discipline supplant "momentum" investing and speculation.

    The general U.S. equity market, as measured by the S&P 500, is still high by historic standards, with a price/earnings ratio of 27.4 times calendar 2000 earnings and 24.8 times estimated calendar 2001 earnings as of October 31. (The average high/low price/earnings range since 1987 is 15-21 times.) The market price/earnings ratio was supported by low inflation and above-average profit growth. Since late summer, there have been increasing signs that corporate profit growth was moderating. Consequently, the "earnings" piece of the price/ earnings multiple is vulnerable to downward adjustments. We therefore believe the market multiple faces further downside risk over the next few quarters, as investors adjust to more normal corporate profit growth of 7%-9% per year.

    Small cap valuations and performance have lagged large cap over the past five years and are within the band of their historic trading ranges. We believe that small cap equities are cheap relative to their large cap counterparts. Our Fund price/earnings ratio is currently at a considerable discount to the Russell 2000 Index, yet the Fund's holdings' projected growth rates are higher than those of the benchmark. Consequently, we are cautiously optimistic that valuation discipline and stock selectivity based upon thorough analysis will continue to be rewarded.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER SMALL CAPITALIZATION VALUE FUND--INVESTOR SHARES VS. RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX

         SMALL CAPITALIZATION  RUSSELL 2000  RUSSELL 2000
              VALUE FUND          INDEX      VALUE INDEX
01/1/94        $10,000           $10,000
                       $9,880        $9,982
                       $9,660        $9,455
04/1/94                $9,800        $9,511
                       $9,690        $9,404
                       $9,460        $9,084
                       $9,520        $9,233
                       $9,800        $9,748
                       $9,810        $9,716
10/1/94                $9,770        $9,678
                       $9,300        $9,287
                       $9,490        $9,537
                       $9,210        $9,416
                       $9,540        $9,808
                       $9,743        $9,977
04/1/95               $10,023       $10,198
                      $10,383       $10,374      $10,383
                      $10,643       $10,912      $10,683
                      $11,194       $11,541      $11,073
                      $11,354       $11,780      $11,402
                      $11,364       $11,990      $11,572
10/1/95               $10,774       $11,454      $11,110
                      $11,374       $11,935      $11,552
                      $11,711       $12,251      $11,909
                      $11,521       $12,237      $11,988
                      $12,172       $12,619      $12,176
                      $12,322       $12,876      $12,432
04/1/96               $13,242       $13,565      $12,771
                      $13,593       $14,100      $13,095
                      $12,783       $13,520      $12,940
                      $11,742       $12,340      $12,252
                      $12,603       $13,057      $12,784
                      $13,043       $13,567      $13,133
10/1/96               $13,062       $13,359      $13,285
                      $14,054       $13,909      $14,000
                      $14,512       $14,273      $14,454
01/1/97               $15,039       $14,559      $14,676
                      $15,072       $14,206      $14,816
                      $14,589       $13,536      $14,418
                      $15,116       $13,574      $14,630
04/1/97               $16,608       $15,083      $15,795
                      $17,573       $15,730      $16,594
                      $18,680       $16,462      $17,291
                      $19,459       $16,839      $17,565
                      $20,413       $18,071      $18,733
                      $19,392       $17,278      $18,224
10/1/97               $19,119       $17,166      $18,424
                      $19,174       $17,466      $19,048
                      $18,470       $17,190      $18,704
                      $19,837       $18,460      $19,834
                      $20,930       $19,221      $20,639
                      $21,072       $19,327      $20,741
04/1/98               $19,848       $18,285      $20,006
                      $19,431       $18,323      $19,893
                      $18,260       $16,841      $18,335
                      $14,602       $13,571      $15,464
                      $15,657       $14,633      $16,337
                      $16,803       $15,230      $16,822
10/1/98               $17,466       $16,028      $17,277
                      $17,983       $17,020      $17,819
                      $17,215       $17,247      $17,414
                      $15,559       $15,850      $16,226
                      $15,612       $16,097      $16,092
                      $17,414       $17,539      $17,561
04/1/99               $18,382       $17,795      $18,101
                      $19,084       $18,600      $18,756
                      $18,953       $18,090      $18,311
                      $18,157       $17,421      $17,642
                      $17,614       $17,424      $17,289
                      $17,376       $17,496      $16,943
10/1/99               $17,628       $18,049      $17,031
                      $18,851       $20,092      $17,554
                      $17,908       $19,768      $17,095
                      $18,781       $23,032      $18,140
                      $21,010       $21,514      $18,225
                      $20,539       $20,219      $18,333
04/1/00               $20,858       $19,040      $18,053
                      $21,716       $20,700      $18,581
                      $22,575       $20,034      $19,200
                      $23,863       $21,562      $20,058
                      $23,752       $20,929      $19,944
10/1/00               $22,409       $19,997      $19,874

The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION

                                      ONE YEAR ENDED    FIVE YEARS ENDED      INCEPTION TO
                                     OCTOBER 31, 2000   OCTOBER 31, 2000   OCTOBER 31, 2000*
                                     -----------------  -----------------  ------------------
Schroder Small Capitalization Value
  Fund--
  Investor Shares..................        28.98%             15.78%(a)           12.78%

(a)  Average annual total return.
  * Average annual total return from commencement of Fund operations (February 16, 1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
National Data                                                4.3%
Harris                                                       4.1
Fidelity National Financial                                  3.7
Neuberger Berman                                             3.7
Sensormatic Electronics                                      3.7
Barr Laboratories                                            3.6
Precision Castparts                                          3.6
Lear                                                         3.5
Roper Industries                                             3.4
Jacobs Engineering Group                                     3.3
                                                      ----------
Total                                                       36.9%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Banks & Finance                                             14.3%
Basic Industries                                             6.4
Business Services                                            7.2
Capital Goods                                               13.8
Consumer Cyclicals                                           4.8
Consumer Staples                                             3.1
Energy                                                      13.2
Health Care                                                  5.9
Insurance                                                    6.1
Technology                                                  10.8
Utilities                                                    7.6
Cash Equivalents and Other Net Assets                        6.8
                                                      ----------
Total                                                      100.0%
                                                      ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    Schroder MidCap Value Fund's Investor Shares had a total return of 24.11% for the fiscal year ended October 31, 2000. The Fund's benchmark, the S&P MidCap 400 Index (a broad mid cap index), increased by 31.65% for the same period. The Russell MidCap Value Index improved by 11.85% and the average midcap value fund in the Lipper universe grew by 21.63% for the 12 months ended October 31, 2000.

MARKET BACKGROUND/PORTFOLIO REVIEW

    Over the six months ended October 31, large cap stocks, as measured by the S&P 500, and small caps, as measured by the Russell 2000, both depreciated by approximately -1%. The S&P MidCap 400 Index was the anomaly, increasing by 8.57%. Technology, which represented 20% of the S&P 400 Index, held up better in midcap than in either the small or large cap segments of the market. For example, technology fell by -40.2% from February 29 to October 31, 2000, in the Russell 2000 and by -18.8% in the S&P 500, but the sector was off a mere -3.6% in the S&P 400 over the same period. While value investing clearly benefited small and large cap investors since the early March market peak, the case was murkier in midcap investing over that time frame.

    The Fund was underweighted in technology stocks all year. Our extreme selectivity in the group reflected our valuation disciplines, not a lack of belief in the technology revolution itself. Despite a rather dramatic sell-off in technology in the Russell 2000 and a more modest correction in the S&P MidCap 400 Index, technology valuations remained historically high. Accordingly, the Fund remained underweighted in technology.

    The Fund was overweighted in energy, aerospace, healthcare (non-biotech), and insurance companies during the fiscal year. These sectors were in the bargain basement last spring and contributed very positively to the Fund's investment results since March. In fact, we anticipate that midcap investors who have been overweighted in technology may begin to broaden out their investments to non-technology areas such as those we have identified, as they come to grips with the overvaluation of midcap technology names.

OUTLOOK

    We expect that value investing will begin to supplant growth in midcap over the next few quarters, as heavily weighted, high-priced technology and biotech companies in the S&P 400 begin to encounter slower growth expectations.

    Historically, value outperforms growth when the economy moderates. If, as we expect, the U.S. economy manages a "soft landing," value tends to exceed growth with positive returns. In the case of a "hard landing," value typically beats growth by showing lower negative returns. The reason for a rotation from growth to value investing is simple: Valuation parameters typically return to favor. Old-fashioned analysis and price discipline supplant "momentum" investing and speculation.

    The general U.S. equity market, as measured by the S&P 500, is still high by historic standards, with a price/earnings ratio of 27.4 times calendar 2000 earnings and 24.8 times estimated calendar 2001 earnings as of October 31. (The average high/low price/earnings range since 1987 is 15-21 times.) The market price/earnings ratio was supported by low inflation and above-average profit growth. Since late summer, there have been increasing signs that corporate profit growth was moderating. Consequently, the "earnings" piece of the price/ earnings multiple is vulnerable to downward adjustments. We therefore believe the market multiple faces further downside risk over the next few quarters, as investors adjust to more normal corporate profit growth of 7%-9% per year.

    As economic growth slows and the market multiple continues to correct, we believe the Fund's asset class is well positioned. Small and midcap valuations have lagged those of large cap over the past three years, so their

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------
current valuations are generally less extended than large cap. The midcap arena is crowded with what we believe are overlooked, undervalued opportunities, begging for thorough analysis and market recognition. We believe that our valuation discipline--to seek significant upside reward with limited downside risk--coupled with stock selectivity to identity a catalyst to entice other investors over a six- to 12-month period, should continue to be rewarded in an uncertain investment environment.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER MIDCAP VALUE FUND--INVESTOR SHARES VS. STANDARD & POOR'S (S&P) MIDCAP 400 INDEX
AND RUSSELL MIDCAP VALUE INDEX

         MIDCAP VALUE  S&P MIDCAP 400  RUSSELL MIDCAP
             FUND          INDEX        VALUE INDEX
08/1/97    $10,000        $10,000         $10,000
              $10,320          $9,988          $9,883
              $10,880         $10,562         $10,496
10/1/97       $10,360         $10,103         $10,177
              $10,360         $10,252         $10,521
              $10,700         $10,650         $10,923
              $10,450         $10,448         $10,711
              $11,349         $11,313         $11,427
              $11,990         $11,823         $12,015
04/1/98       $11,990         $12,038         $11,948
              $11,439         $11,497         $11,669
              $11,309         $11,569         $11,706
              $10,559         $11,120         $11,112
               $8,199          $9,051          $9,550
               $8,799          $9,896         $10,107
10/1/98        $9,719         $10,781         $10,762
              $10,419         $11,319         $11,140
              $10,933         $12,686         $11,478
              $10,423         $12,192         $11,211
               $9,992         $11,554         $10,964
              $10,472         $11,876         $11,121
04/1/99       $11,712         $12,813         $12,174
              $11,602         $12,868         $12,225
              $11,732         $13,556         $12,364
              $11,362         $13,269         $12,055
              $10,831         $12,814         $11,638
              $10,591         $12,418         $11,049
10/1/99       $10,881         $13,051         $11,375
              $11,081         $13,736         $11,167
              $11,834         $14,552         $11,466
              $10,994         $14,142         $10,780
              $10,794         $15,132         $10,329
              $12,355         $16,399         $11,581
04/1/00       $12,755         $15,825         $11,627
              $13,145         $15,628         $11,827
              $12,985         $15,858         $11,386
              $13,165         $16,109         $11,653
              $14,506         $17,906         $12,367
              $13,816         $17,785         $12,485
10/1/00       $13,545         $17,182         $12,723

The S&P MidCap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

The Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index (the smallest 800 stocks of the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION

                                           ONE YEAR ENDED       INCEPTION TO
                                          OCTOBER 31, 2000   OCTOBER 31, 2000*
                                          -----------------  ------------------
Schroder MidCap Value Fund--Investor
  Shares................................        24.11%              9.79%

  * Average annual total return from commencement of Fund operations (August 1, 1997)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Nationwide Financial Services                                4.0%
Avon Products                                                3.9
MetLife                                                      3.9
Chubb                                                        3.7
Clorox                                                       3.7
Staples                                                      3.7
Parametic Technology                                         3.6
IMS Health                                                   3.5
Watson Pharmaceuticals                                       3.5
Bear Stearns                                                 3.5
                                                      ----------
Total                                                       37.0%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Banks & Finance                                              6.5%
Capital Goods                                               16.6
Consumer Cyclicals                                           6.4
Consumer Staples                                             7.7
Energy                                                      13.8
Health Care                                                 10.3
Insurance                                                   14.7
Technology                                                  15.9
Transportation                                               2.9
Cash Equivalents and Other Net Assets                        5.2
                                                      ----------
Total                                                      100.0%
                                                      ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    Schroder Total Return Fixed Income Fund's Investor Shares had total return of 5.75% for the fiscal year ended October 31, 2000. Its benchmark, the Lehman Brothers Aggregate Bond Index, returned 7.13% over the same period. The Fund outperformed its peer group, the Lipper Corporate A-Rated Average, which returned 5.52% for the period.

    Effective August 14, 2000, the Fund changed its investment objectives and principal investment strategies; these performance results would not necessarily have been achieved under the Fund's current investment objectives and policies.

MARKET BACKGROUND

    The bond market faced many challenges in 2000, and technical factors played an unusually important role in determining investment returns. The most important technical consideration of the year was the U.S. Treasury's decision to cut back drastically on new issuance and to begin a program to repurchase certain outstanding Treasury debt as a way to handle the surging budget surplus. The threat of quickly disappearing Government bonds caused the Treasury yield curve to invert steeply. Indeed, at the extreme in May, 30-year Treasury bonds yielded 75 basis points less than two-year Treasury notes--an unusual condition. Non-Treasury yield curves, by contrast, remained positively sloped to compensate for additional maturity risk. Consequently, the diverging yield curves resulted in sharply higher credit yields relative to Treasuries.

    During the first half of the fiscal year, U.S. economic growth remained robust, and the Federal Reserve continued its quest to cool domestic demand and incipient inflation pressures by raising the Fed Funds target by 100 basis points, from 5.50% to 6.50%. Rising short-term rates initially exacerbated the Treasury curve inversion. By the end of the year, tighter monetary policy was clearly having an effect on corporate profitability, as reflected in widening credit spreads. In addition, the bond market started to anticipate when the Fed would begin to lower rates.

    Perhaps the most challenging aspect of the past fiscal year was the rapid decline in liquidity within parts of the corporate bond market. Allocation of dealer balance sheet capital to other investment sectors, such as Internet start-ups, meant reduced fixed-income inventories and less willingness to take on market risks. Dealer consolidation and reduced commitment to support newly issued deals also contributed to deteriorating liquidity. The net result was increased volatility in the corporate market in general and, importantly, pronounced event risk in bonds of individual issuers.

PORTFOLIO REVIEW

    Having anticipated the pending supply imbalance in Treasuries, the Fund remained overweighted in long Treasury bonds and benefited from the drop in long-term yields during the first part of the fiscal year. The Fund was underweighted shorter maturities across all sectors in expectation of higher short-term rates caused by the Fed's more restrictive monetary policy. Toward the middle of the year, we determined that the Treasury yield curve inversion had become extreme, and we reversed our stance to anticipate a steeper curve. Overall, our yield curve policy contributed positively to performance during fiscal 2000.

    During the first part of the year, the Fund maintained an overweighted exposure to non-government bonds, particularly corporate securities. This sector's underperformance detracted from overall returns, though this was partially offset by the sector's significantly higher yield. Much more so than in past years, companies that reported

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------
subpar financial results saw yield spreads widen dramatically in the face of deteriorating liquidity. Negative credit events also hampered the Fund's return, as several of our bond positions detracted from performance before investments were shifted into more liquid securities.

    At midyear, a tactical investment was made in emerging market debt to take advantage of significantly higher yields and improving sovereign credit trends. This allocation was liquidated at a profit.

    As it became clear during the summer that the Fed's 100-basis-point tightening was beginning to hurt corporate profitability, we reduced exposure to corporate bonds to below that of the benchmark. At that point, we shifted toward agency debentures and AAA-rated structured securities. During the latter part of the year, the Fund benefited from an emphasis on high quality and high liquidity within corporate bonds.

OUTLOOK

    Looking ahead, we perceive clear opportunities to add value to the Fund in the new fiscal year. With economic growth slowing and corporate earnings deteriorating, we anticipate maintaining the Fund's underweighting of corporate bonds, despite what appear to be historically attractive yield spreads. Instead, we expect to continue focusing on highly rated agency debentures and AAA-rated structured securities. Moreover, we intend to concentrate corporate holdings in the most liquid issues and in defensive industries. In addition, in expectation of wider yield spreads overall, we anticipate remaining slightly overweighted in Treasuries.

    The Fund will also remain structured with a concentration of intermediate maturities in anticipation of a steeper yield curve, particularly in non-Treasury securities, where investors are not adequately compensated for taking on additional maturity risk. We expect the Federal Reserve to respond eventually to slower economic growth and waning inflation pressures with a reduction of short-term rates. At such time, we would expect to increase the Fund's exposure to corporate bonds, which should benefit from the easing of tight monetary conditions.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER TOTAL RETURN FIXED INCOME FUND VS.
LEHMAN BROTHERS AGGREGATE BOND INDEX

         TOTAL RETURN  LEHMAN BROTHERS
         FIXED INCOME  AGGREGATE BOND
             FUND           INDEX
02/1/94       $10,000          $10,000
               $9,968           $9,956
               $9,708           $9,710
04/1/94        $9,578           $9,632
               $9,548           $9,631
               $9,502           $9,610
               $9,696           $9,802
               $9,689           $9,813
               $9,526           $9,669
10/1/94        $9,511           $9,660
               $9,492           $9,639
               $9,567           $9,706
               $9,727           $9,898
               $9,983          $10,133
              $10,047          $10,195
04/1/95       $10,186          $10,338
              $10,626          $10,738
              $10,700          $10,816
              $10,643          $10,793
              $10,771          $10,923
              $10,859          $11,029
10/1/95       $10,996          $11,172
              $11,168          $11,340
              $11,319          $11,499
              $11,398          $11,575
              $11,161          $11,373
              $11,069          $11,294
04/1/96       $10,974          $11,230
              $10,931          $11,208
              $11,058          $11,358
              $11,072          $11,389
              $11,049          $11,369
              $11,236          $11,567
10/1/96       $11,478          $11,824
              $11,673          $12,026
              $11,549          $11,914
              $11,581          $11,981
              $11,441          $11,848
04/1/97       $11,594          $12,026
              $11,687          $12,140
              $11,811          $12,285
              $12,131          $12,616
              $12,012          $12,509
              $12,178          $12,693
10/1/97       $12,358          $12,877
              $12,389          $12,936
              $12,498          $13,067
              $12,679          $13,234
              $12,644          $13,224
              $12,673          $13,269
04/1/98       $12,720          $13,338
              $12,845          $13,464
              $12,945          $13,579
              $12,940          $13,607
              $13,185          $13,829
              $13,536          $14,153
10/1/98       $13,357          $14,078
              $13,444          $14,158
              $13,471          $14,200
              $13,559          $14,301
              $13,243          $14,051
              $13,346          $14,128
04/1/99       $13,381          $14,173
              $13,220          $14,050
              $13,155          $14,005
              $13,157          $13,945
              $13,112          $13,938
              $13,229          $14,100
10/1/99       $13,253          $14,152
              $13,266          $14,150
              $13,212          $14,082
              $13,198          $14,036
              $13,358          $14,206
              $13,549          $14,393
04/1/00       $13,374          $14,352
              $13,353          $14,344
              $13,628          $14,643
              $13,718          $14,776
              $13,890          $14,990
              $14,000          $15,085
10/1/00       $14,015          $15,184

The Lehman Brothers Aggregate Bond Index is a composite index which measures the total universe of investment grade fixed income securities in the U.S., including government, corporate, mortgage-backed, asset-backed and international dollar-denominated bonds, all with maturities greater than one year.

PERFORMANCE INFORMATION

                                      ONE YEAR ENDED    FIVE YEARS ENDED      INCEPTION TO
                                     OCTOBER 31, 2000   OCTOBER 31, 2000   OCTOBER 31, 2000*
                                     -----------------  -----------------  ------------------
Schroder Total Return Fixed Income
  Fund--
  Investor Shares(a)...............             5.75%          4.98%(b)            5.18%

(a) Formerly Schroder Investment Grade Income Fund. Effective August 14, 2000, the Fund changed its investment objectives and principal strategies; these performance results would not necessarily have been achieved under the Fund's current investment objectives and policies.
(b)  Average annual total return.
  *  Average annual total return from commencement of operations (February 22,
     1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
U.S. Treasury Note
  6.750% 05/15/05                                           10.0%
Freddie Mac
  6.625% 09/15/09                                            7.4
Federal Home Loan Mortgage Corporation
  6.250% 06/15/23                                            5.9
Federal National Mortgage Association
  6.000% 12/01/28                                            5.7
Government National Mortgage Association
  8.500% 12/31/99                                            4.9
Federal National Mortgage Association
  7.000% 07/15/05                                            4.5
Government National Mortgage Association
  7.000% 08/15/23                                            3.7
U.S. Treasury Bond
  6.125% 08/15/29                                            3.0
Federal National Mortgage Association
  6.000% 10/01/13                                            2.7
U.S. Treasury Note
  5.750% 08/15/10                                            2.5
                                                      ----------
Total                                                       50.3%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Asset-Backed Securities                                      2.3%
Corporate Bonds                                             25.1
Government Agencies                                         39.4
Mortgage-Backed Securities                                  15.8
U.S. Treasury Issues                                        16.6
Cash Equivalents and Other Net Assets                        0.8
                                                      ----------
Total                                                      100.0%
                                                      ==========

                                 CREDIT QUALITY

                                                    % OF MARKET VALUE
RATING                                               OF INVESTMENTS
---------------------------------------------------------------------
U.S. Treasury Issues                                         16.9%
Government Agencies                                          47.9
AAA                                                           9.6
AA                                                            2.5
A                                                            10.4
Baa and below                                                12.7
                                                      -----------
Total                                                       100.0%
                                                      ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                 VALUE
----------                                            -----------
            COMMON STOCKS - 93.2%
            BANKS & FINANCE - 14.3%
    47,800  Cullen/Frost Bankers                      $ 1,592,337
    52,900  Hudson United Bancorp                       1,183,637
    30,100  Neuberger Berman                            1,979,075
    34,100  Waddell & Reed Financial                    1,086,938
    33,400  Wilmington Trust                            1,757,675
                                                      -----------
                                                        7,599,662
                                                      -----------
            BASIC INDUSTRIES - 6.4%
    33,800  Minerals Technologies                       1,058,362
    29,900  OM Group                                    1,382,875
   133,900  Titanium Metals                               987,513
                                                      -----------
                                                        3,428,750
                                                      -----------
            BUSINESS SERVICES - 7.2%
    64,000  ACNielson (1)                               1,532,000
    60,000  National Data                               2,287,500
                                                      -----------
                                                        3,819,500
                                                      -----------
            CAPITAL GOODS - 13.8%
    43,000  Jacobs Engineering Group (1)                1,779,125
    68,000  Lear (1)                                    1,853,000
    50,800  Precision Castparts                         1,917,700
    51,000  Roper Industries                            1,785,000
                                                      -----------
                                                        7,334,825
                                                      -----------
            CONSUMER CYCLICALS - 4.8%
   135,000  InterTan (1)                                1,493,438
   119,000  Sinclair Broadcast Group (1)                1,097,031
                                                      -----------
                                                        2,590,469
                                                      -----------
            CONSUMER STAPLES - 3.1%
   146,900  Dial                                        1,643,444
                                                      -----------
            ENERGY - 13.2%
    22,000  BJ Services (1)                             1,153,625
    21,300  Cal Dive International (1)                  1,059,675
    85,000  Forest Oil (1)                              1,174,063
    93,000  Plains Resources (1)                        1,778,625
    71,375  Pure Resources (1)                          1,177,687
    73,700  Superior Energy Services (1)                  663,300
                                                      -----------
                                                        7,006,975
                                                      -----------
  SHARES                                                 VALUE
----------                                            -----------

            HEALTH CARE - 5.9%
    32,100  Alpharma                                  $ 1,245,881
    30,500  Barr Laboratories (1)                       1,925,313
                                                      -----------
                                                        3,171,194
                                                      -----------
            INSURANCE - 6.1%
    80,600  Fidelity National Financial                 1,979,737
    54,500  Protective Life                             1,260,313
                                                      -----------
                                                        3,240,050
                                                      -----------
            TECHNOLOGY - 10.8%
    69,400  Harris                                      2,199,113
   108,800  Sensormatic Electronics (1)                 1,958,400
   161,000  Storage Technology (1)                      1,569,750
                                                      -----------
                                                        5,727,263
                                                      -----------
            UTILITIES - 7.6%
    54,500  Philadelphia Suburban                       1,277,344
    54,000  RGS Energy Group                            1,593,000
    63,000  Southern Union                              1,185,187
                                                      -----------
                                                        4,055,531
                                                      -----------
            Total Common Stocks
              (Cost $40,268,705)                       49,617,663
                                                      -----------
            SHORT-TERM INVESTMENTS - 6.5%
 1,115,107  SSgA Money Market Fund 6.280% (2)           1,115,107
 2,358,488  SSgA U.S. Government Money Market Fund
              6.240% (2)                                2,358,488
                                                      -----------
            Total Short-Term Investments
              (Cost $3,473,595)                         3,473,595
                                                      -----------
            Total Investments
              (Cost $43,742,300) - 99.7%               53,091,258
            Other Assets Less Liabilities - 0.3%          148,943
                                                      -----------
            Total Net Assets - 100%                   $53,240,201
                                                      ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                 VALUE
-----------                                            ----------
             COMMON STOCKS - 94.8%
             BANKS & FINANCE - 6.5%
      4,700  Bear Stearns                              $  284,937
      6,600  Countrywide Credit Industries                247,088
                                                       ----------
                                                          532,025
                                                       ----------
             CAPITAL GOODS - 16.6%
      6,900  B. F. Goodrich                               282,469
      7,200  Ingersoll-Rand                               271,800
      2,900  Northrop Grumman                             243,600
      8,000  Raytheon Class B                             273,500
     16,100  Visteon                                      284,768
                                                       ----------
                                                        1,356,137
                                                       ----------
             CONSUMER CYCLICALS - 6.4%
      5,500  NIKE                                         219,656
     21,000  Staples (1)                                  299,250
                                                       ----------
                                                          518,906
                                                       ----------
             CONSUMER STAPLES - 7.7%
      6,600  Avon Products                                320,100
      6,800  Clorox                                       303,450
                                                       ----------
                                                          623,550
                                                       ----------
             ENERGY - 13.8%
      4,000  BJ Services (1)                              209,750
      4,900  Devon Energy                                 246,960
     12,000  Grant Prideco (1)                            222,750
      8,000  National-Oilwell (1)                         234,000
      5,900  Weatherford International                    215,350
                                                       ----------
                                                        1,128,810
                                                       ----------
             HEALTH CARE - 10.3%
      3,700  Genzyme (1)                                  262,700
     12,200  IMS Health                                   288,225
      4,600  Watson Pharmaceuticals (1)                   287,788
                                                       ----------
                                                          838,713
                                                       ----------
             INSURANCE - 14.7%
      3,600  Chubb                                        303,975
      5,300  Lincoln National                             256,388
     11,400  MetLife (1)                                  314,925
      6,700  Nationwide Financial Services                325,787
                                                       ----------
                                                        1,201,075
                                                       ----------
  SHARES                                                 VALUE
-----------                                            ----------

             TECHNOLOGY - 15.9%
      9,000  AVX                                       $  257,625
     11,200  Ceridian (1)                                 280,000
      8,500  Diebold                                      221,000
     24,000  Parametric Technology (1)                    295,500
      6,200  Symantec (1)                                 242,188
                                                       ----------
                                                        1,296,313
                                                       ----------
             TRANSPORTATION - 2.9%
      5,000  Delta Air Lines                              236,250
                                                       ----------
             Total Common Stocks
               (Cost $6,127,813)                        7,731,779
                                                       ----------
             SHORT-TERM INVESTMENTS - 9.4%
    384,561  SSgA Money Market Fund 6.280% (2)            384,561
    384,562  SSgA U.S. Government Money Market Fund
               6.240% (2)                                 384,562
                                                       ----------
             Total Short-Term Investments
               (Cost $769,123)                            769,123
                                                       ----------

 PRINCIPAL
  AMOUNT
-----------
             REPURCHASE AGREEMENT - 0.4%
$    35,000  State Street Bank and Trust Company,
               5.250%, 11/01/00, repurchase
               agreement, dated 10/31/00 with a
               repurchase price of $35,005,
               collateralized by a $40,000 United
               States Treasury Note, 4.250%, due
               11/15/03, valued at $38,962.
               (Cost $35,000)                              35,000
                                                       ----------
             Total Investments
               (Cost $6,931,936) - 104.6%               8,535,902
             Liabilities in Excess of Other
               Assets - (4.6%)                           (375,053)
                                                       ----------
             Total Net Assets - 100%                   $8,160,849
                                                       ==========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             ASSET-BACKED SECURITIES - 2.3%
$   343,522  Commercial Resecuritization Trust
               Series 1999-1 Class A
               6.740% 01/27/2009                       $   333,010
             Contimortgage Home Equity Loan Trust
     60,000  Series 1997-4 Class A5
               6.440% 12/15/2012                            59,447
     40,000  Series 1996-3 Class A6
               7.820% 02/15/2016                            40,211
     90,680  Ford Credit Auto Owner Trust
               Series 1998-B Class A3
               5.850% 10/15/2001                            90,590
    330,956  Green Tree Financial
               Series 1992-2 Class A4
               8.150% 01/15/2018                           333,319
                                                       -----------
             Total Asset-Backed Securities
               (Cost $875,465)                             856,577
                                                       -----------
             U.S. GOVERNMENT SECURITIES - 25.0%
             FEDERAL AGENCY ISSUES - 8.4%
             FHLMC
    750,000  7.000% 07/15/2005                             764,364
             FNMA
    685,000  5.125% 02/13/2004                             660,061
  1,620,000  7.000% 07/15/2005                           1,651,026
                                                       -----------
                                                         3,075,451
                                                       -----------
             TREASURY ISSUES - 16.6%
             United States Treasury Bonds
  1,055,000  6.125% 08/15/2029                           1,092,915
     75,000  6.250% 05/15/2030                              79,910
    225,000  8.875% 02/15/2019                             295,879
             United States Treasury Notes
    900,000  5.750% 08/15/2010                             899,438
     20,000  6.500% 05/15/2005                              20,548
  3,515,000  6.750% 05/15/2005 (1)                       3,645,168
                                                       -----------
                                                         6,033,858
                                                       -----------
             Total U.S. Government Securities
               (Cost $9,053,013)                         9,109,309
                                                       -----------
 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             MORTGAGE-BACKED SECURITIES - 39.4%
             COLLATERALIZED MORTGAGE OBLIGATIONS - 9.8%
             FHLMC
$   540,000  Series 2143 Class CJ
               6.000% 12/15/2024                       $   512,892
  2,225,000  Series 2061 Class PD
               6.250% 06/15/2023                         2,149,573
             FNMA
    384,717  Series 1997-1 Class B
               6.500% 02/18/2004                           380,125
    545,884  Residential Accredit Loans
               Series 1999-QS4 Class A1
               6.250% 03/25/2014                           522,831
                                                       -----------
                                                         3,565,421
                                                       -----------
             COMMERCIAL MORTGAGE BACKED SECURITIES - 5.7%
    415,000  Asset Securitization
               Series 1996-D3 Class A1C
               7.400% 10/13/2026                           422,838
 19,593,078  Bear Stearns Commercial Mortgage
               Securities
               Series 1999-WF2 Class X
               0.2596% 05/15/2019                          380,106
    404,849  Chase Commercial Mortgage Securities
               Series 2000-2 Class A1
               7.543% 09/15/2009                           413,817
    930,000  LB Commercial Conduit Mortgage Trust
               Series 1998-C4 Class A1B
               6.210% 10/15/2008                           879,333
                                                       -----------
                                                         2,096,094
                                                       -----------
             MORTGAGE PASS-THROUGH SECURITIES - 23.9%
             FHLMC
    513,529  6.000% 05/01/2029                             482,236
    183,785  8.000% 01/01/2026                             186,369
             FNMA
  1,039,034  6.000% 10/01/2013                           1,001,044
  2,221,641  6.000% 12/01/2028                           2,084,871
    293,203  7.000% 12/01/2010                             291,737
    390,278  7.000% 05/01/2024                             382,838
    413,756  7.000% 05/01/2026                             405,869

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             MORTGAGE PASS-THROUGH SECURITIES  (CONCLUDED)
             GNMA
$ 1,362,474  7.000% 08/15/2023                         $ 1,344,591
    546,332  7.500% 11/15/2029                             548,722
    172,679  8.000% 06/15/2026                             175,593
  1,755,000  8.500% 12/31/2099 (2)                       1,801,617
                                                       -----------
                                                         8,705,487
                                                       -----------
             Total Mortgage-Backed Securities
               (Cost $14,300,700)                       14,367,002
                                                       -----------
             CORPORATE BONDS - 32.5%
             FEDERAL AGENCY ISSUES - 7.4%
  2,730,000  Freddie Mac
               6.625% 09/15/2009                         2,714,272
                                                       -----------
             INDUSTRIALS - 5.3%
     30,000  Coastal
               6.375% 02/01/2009                            27,855
    380,000  DaimlerChrysler Holding
               7.375% 09/15/2006                           380,701
    205,000  Dominion Resources
               8.125% 06/15/2010                           211,769
    260,000  Lockheed Martin
               8.200% 12/01/2009                           273,292
    315,000  Osprey Trust
               7.797% 01/15/2003                           315,283
    570,000  Saks
               7.000% 07/15/2004                           384,750
    345,000  Williams
               6.500% 08/01/2006                           332,095
                                                       -----------
                                                         1,925,745
                                                       -----------
             MEDIA/TELECOMMUNICATIONS - 1.7%
    330,000  Comcast Cable Communications
               8.375% 05/01/2007                           343,518
    275,000  Qwest Capital Funding
               7.900% 08/15/2010                           279,649
                                                       -----------
                                                           623,167
                                                       -----------
             OIL - 1.5%
    350,000  Amerada Hess
               7.875% 10/01/2029                           351,750
 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             OIL  (CONCLUDED)
$   190,000  Global Marine
               7.125% 09/01/2007                       $   185,040
                                                       -----------
                                                           536,790
                                                       -----------
             REITS, INSURANCE, FINANCE & BANKING - 11.7%
    385,000  Bear Stearns
               7.800% 08/15/2007                           384,725
    110,000  Capital One Bank
               8.250% 06/15/2005                           110,663
    415,000  Citigroup
               7.250% 10/01/2010                           412,410
    790,000  Conseco
               6.800% 06/15/2005                           489,800
    205,000  EOP Operating
               8.100% 08/01/2010                           206,341
     35,000  General Motors Acceptance
               6.150% 04/05/2007                            32,749
    390,000  Household Finance
               7.875% 03/01/2007                           394,755
    390,000  HSBC Holdings
               7.500% 07/15/2009                           390,663
    380,000  Lehman Brothers Holdings
               8.250% 06/15/2007                           388,365
    230,000  MBNA America Bank
               6.750% 03/15/2008                           212,632
     50,000  Mellon Funding
               5.750% 11/15/2003                            48,340
    115,000  Morgan Stanley Dean Witter
               7.750% 06/15/2005                           117,496
    390,000  PNC Funding
               7.500% 11/01/2009                           387,738
    365,000  Presidental Life
               7.875% 02/15/2009                           338,012
    375,000  UBS Preferred Funding Trust I
               8.622% 10/29/2049                           379,699
                                                       -----------
                                                         4,294,388
                                                       -----------
             SOVEREIGN BONDS - 1.3%
    100,000  Republic of Pakistan
               10.000% 12/13/2005                           65,450
    375,000  United Mexican States
               9.875% 02/01/2010                           390,937
                                                       -----------
                                                           456,387
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

  PRINCIPAL
    AMOUNT                                                   VALUE
--------------                                            ------------
                YANKEE BONDS - 3.6%
 $   145,000    AB Spintab
                  7.500% 08/14/2049                       $   139,405
     390,000    BSCH Issuances
                  7.625% 09/14/2010                           385,639
     375,000    Credit Suisse First Boston
                  7.900% 05/01/2007                           356,601
     450,000    Merita Bank
                  7.150% 12/29/2049                           443,793
                                                          -----------
                                                            1,325,438
                                                          -----------
                Total Corporate Bonds
                  (Cost $11,993,574)                       11,876,187
                                                          -----------

   SHARES                                                   VALUE
--------------                                            ------------
                SHORT-TERM INVESTMENTS - 3.8%
   1,379,226    SSgA U.S. Government Money Market Fund
                  6.240% (3)
                  (Cost $1,379,226)                       $ 1,379,226
                                                          -----------

Total Investments
  (Cost $37,601,978) - 103.0%               37,588,301
Liabilities in Excess of Other Assets -
(3.0%)                                      (1,097,228)
                                           -----------
Total Net Assets - 100%                    $36,491,073
                                           ===========

------------------

(1) A portion of this security has been segregated by the Custodian Bank to cover the forward commitment purchase.
(2) Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announce (TBA) in the future. At October 31, 2000, the cost of the Fund's forward commitment purchases was $1,805,730.
(3)  Interest rate shown is 7-day yield as of October 31, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                          SMALL
                                     CAPITALIZATION      MIDCAP     TOTAL RETURN
                                          VALUE          VALUE      FIXED INCOME
                                          FUND            FUND          FUND
                                     ---------------  ------------  -------------
ASSETS
  Investments in securities, at
    value--Note 2                      $53,091,258    $ 8,500,902    $37,588,301
  Repurchase Agreements                         --         35,000             --
  Cash                                          --            188         14,813
  Dividends receivable                      21,054          5,775             --
  Interest receivable                       20,088          2,896        483,573
  Receivable for securities sold           304,858        418,114        269,928
  Receivable for Fund shares sold          112,431             --             --
  Deferred organizational costs                 --          6,752             --
  Prepaid expenses                          15,249            225          2,791
  Due from Investment Advisor--Note
    3                                           --         25,117         19,802
                                       -----------    -----------    -----------
      Total Assets                      53,564,938      8,994,969     38,379,208
                                       -----------    -----------    -----------
LIABILITIES
  Payable for securities purchased         213,150        765,357      1,805,730
  Advisory fee payable--Note 3              42,661          6,005             --
  Accounts payable and accrued
    expenses                                68,926         62,758         82,405
                                       -----------    -----------    -----------
      Total Liabilities                    324,737        834,120      1,888,135
                                       -----------    -----------    -----------
      Net Assets                       $53,240,201    $ 8,160,849    $36,491,073
                                       ===========    ===========    ===========
NET ASSETS
  Capital paid-in                      $33,198,865    $ 5,826,827    $37,901,559
  Undistributed net investment
    income                                      --          1,711          9,045
  Accumulated net realized gain
    (loss) on investments               10,692,378        728,345     (1,405,854)
  Net unrealized appreciation
    (depreciation) on investments        9,348,958      1,603,966        (13,677)
                                       -----------    -----------    -----------
      Net Assets                       $53,240,201    $ 8,160,849    $36,491,073
                                       ===========    ===========    ===========
INVESTOR CLASS
  Net asset value, offering and
    redemption price per share         $     16.18    $     13.50    $      8.96
Total shares outstanding at end of
  period                                 3,290,783        604,658      4,071,244
Cost of securities including
  repurchase agreements                $43,742,300    $ 6,931,936    $37,601,978

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                          SMALL
                                      CAPITALIZATION        MIDCAP         TOTAL RETURN
                                          VALUE             VALUE          FIXED INCOME
                                           FUND              FUND              FUND
                                     ----------------  ----------------  ----------------
INVESTMENT INCOME
  Dividend income                    $        504,498  $        101,248  $             --
  Interest income                             101,803            24,000         2,108,390
                                     ----------------  ----------------  ----------------
      Total Income                            606,301           125,248         2,108,390
                                     ----------------  ----------------  ----------------
EXPENSES
  Investment advisory fees--Note 3            550,214            85,439           144,194
  Shareholder servicing fees--Note
    4                                             163                 5                --
  Administrative fees--Note 3                  60,523            10,694            30,535
  Custodian fees                               65,694            56,889            65,007
  Audit fees                                   22,407            19,820            20,012
  Legal fees                                   31,877            10,303            26,428
  Printing expenses                            10,028            12,657            10,007
  Trustees fees--Note 5                        11,310             1,556             5,328
  Transfer agent fees                          64,267            35,047            37,022
  Organizational expenses                          --             5,670                --
  Registration fees                            20,324            20,885            17,016
  Insurance                                     5,816               823             1,955
  Other                                         5,341             1,758             2,876
                                     ----------------  ----------------  ----------------
      Total Expenses                          847,964           261,546           360,380
  Expenses borne by Investment
    Adviser--Note 3                           (15,869)         (133,501)          (24,335)
  Expenses waived by Investment
    Adviser--Note 3                                --                --          (144,194)
                                     ----------------  ----------------  ----------------
      Net Expenses                            832,095           128,045           191,851
                                     ----------------  ----------------  ----------------
      Net Investment Income (Loss)           (225,794)           (2,797)        1,916,539
                                     ----------------  ----------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on
    investments sold                       14,748,939         1,107,354          (597,621)
  Change in net unrealized
    appreciation (depreciation) on
    investments                               854,034         1,015,085           454,407
                                     ----------------  ----------------  ----------------
  Net Gain (Loss)                          15,602,973         2,122,439          (143,214)
                                     ----------------  ----------------  ----------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS          $     15,377,179  $      2,119,642  $      1,773,325
                                     ================  ================  ================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                  SMALL CAPITALIZATION
                                       VALUE FUND
                           ----------------------------------
                              Year Ended        Year Ended
                           October 31, 2000  October 31, 1999
                           ----------------  ----------------
INCREASE (DECREASE) IN
  NET ASSETS
  From operations:
    Net investment income
      (loss)               $      (225,794)  $       (355,876)
    Net realized gain
      (loss) on
      investments               14,748,939          3,167,389
    Change in net
      unrealized
      appreciation
      (depreciation) on
      investments                  854,034           (793,982)
                           ----------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations                  15,377,179          2,017,531
                           ----------------  ----------------
  Net equalization
    credits (debits)                    --                 --
                           ----------------  ----------------
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                            --                 --
    From net realized
      capital gains             (2,491,082)        (1,240,172)
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                            --                 --
    From net realized
      capital gains                 (5,686)            (1,465)
                           ----------------  ----------------
                                (2,496,768)        (1,241,637)
                           ----------------  ----------------
INVESTOR SHARE
  TRANSACTIONS:
    Sales of shares             27,008,941         20,003,670
    Reinvestment of
      distributions              2,463,098          1,228,923
    Redemptions of shares      (49,318,023)       (29,612,698)
                           ----------------  ----------------
    Total increase
      (decrease) from
      Investor Share
      transactions             (19,845,984)        (8,380,105)
                           ----------------  ----------------
ADVISOR SHARE
  TRANSACTIONS:
    Sales of shares                 77,147            136,082
    Reinvestment of
      distributions                  5,686              1,442
    Redemptions of shares         (212,105)           (60,875)
                           ----------------  ----------------
    Total increase
      (decrease) from
      Advisor Share
      transactions                (129,272)            76,649
                           ----------------  ----------------
    Total increase
      (decrease) in net
      assets                    (7,094,845)        (7,527,562)
NET ASSETS
    Beginning of period         60,335,046         67,862,608
                           ----------------  ----------------
    End of period          $    53,240,201   $     60,335,046
                           ================  ================
Undistributed
  (distributions in
  excess of) net
  investment income        $            --   $       (229,129)
                           ================  ================
CHANGES IN FUND SHARES
INVESTOR SHARE
  TRANSACTIONS:
    Sales of shares              1,953,764          1,514,759
    Reinvestment of
      distributions                193,640             94,824
    Redemption of shares        (3,451,165)        (2,267,904)
                           ----------------  ----------------
Net increase (decrease)
  in Investor shares            (1,303,761)          (658,321)
                           ================  ================
ADVISOR SHARE
  TRANSACTIONS:
    Sales of shares                  5,657             10,122
    Reinvestment of
      distributions                    451                112
    Redemption of shares           (16,012)            (4,143)
                           ----------------  ----------------
  Net increase (decrease)
    in Advisor shares               (9,904)             6,091
                           ================  ================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              TOTAL RETURN
                                     MIDCAP VALUE FUND                     FIXED INCOME FUND
                           --------------------------------------  ----------------------------------
                               Year Ended          Year Ended         Year Ended        Year Ended
                            October 31, 2000    October 31, 1999   October 31, 2000  October 31, 1999
                           -------------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
  NET ASSETS
  From operations:
    Net investment income
      (loss)                $         (2,797)   $         (3,938)  $     1,916,539   $      1,584,124
    Net realized gain
      (loss) on
      investments                  1,107,354             993,461          (597,621)          (767,652)
    Change in net
      unrealized
      appreciation
      (depreciation) on
      investments                  1,015,085             295,984           454,407         (1,029,249)
                            ----------------    ----------------   ----------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations                     2,119,642           1,285,507         1,773,325           (212,777)
                            ----------------    ----------------   ----------------  ----------------
  Net equalization
    credits (debits)                      --                  --             7,664             (7,624)
                            ----------------    ----------------   ----------------  ----------------
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                          (3,008)             (4,932)       (1,942,545)        (1,589,130)
    From net realized
      capital gains                       --                  --                --           (875,449)
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                              --                  --                --                 --
    From net realized
      capital gains                       --                  --                --                 --
                            ----------------    ----------------   ----------------  ----------------
                                      (3,008)             (4,932)       (1,942,545)        (2,464,579)
                            ----------------    ----------------   ----------------  ----------------
INVESTOR SHARE
  TRANSACTIONS:
    Sales of shares                7,713,138           2,461,359        29,663,978          6,783,285
    Reinvestment of
      distributions                    3,006               4,931         1,927,697          2,462,955
    Redemptions of shares        (12,851,860)         (3,050,541)      (19,895,936)        (9,738,157)
                            ----------------    ----------------   ----------------  ----------------
    Total increase
      (decrease) from
      Investor Share
      transactions                (5,135,716)           (584,251)       11,695,739           (491,917)
                            ----------------    ----------------   ----------------  ----------------
ADVISOR SHARE
  TRANSACTIONS:
    Sales of shares                       --                  --                --                 --
    Reinvestment of
      distributions                       --                  --                --                 --
    Redemptions of shares             (3,184)                 --                --                 --
                            ----------------    ----------------   ----------------  ----------------
    Total increase
      (decrease) from
      Advisor Share
      transactions                    (3,184)                 --                --                 --
                            ----------------    ----------------   ----------------  ----------------
    Total increase
      (decrease) in net
      assets                      (3,022,266)            696,324        11,534,183         (3,176,897)
NET ASSETS
    Beginning of period           11,183,115          10,486,791        24,956,890         28,133,787
                            ----------------    ----------------   ----------------  ----------------
    End of period           $      8,160,849    $     11,183,115   $    36,491,073   $     24,956,890
                            ================    ================   ================  ================
Undistributed
  (distributions in
  excess of) net
  investment income         $          1,711    $          1,706   $         9,045   $         13,399
                            ================    ================   ================  ================
CHANGES IN FUND SHARES
INVESTOR SHARE
  TRANSACTIONS:
    Sales of shares                  662,824             232,021         3,320,895            709,924
    Reinvestment of
      distributions                      264                 473           215,766            259,505
    Redemption of shares          (1,085,562)           (283,558)       (2,218,981)        (1,029,427)
                            ----------------    ----------------   ----------------  ----------------
Net increase (decrease)
  in Investor shares                (422,474)            (51,064)        1,317,680            (59,998)
                            ================    ================   ================  ================
ADVISOR SHARE
  TRANSACTIONS:
    Sales of shares                       --                  --                --                 --
    Reinvestment of
      distributions                       --                  --                --                 --
    Redemption of shares                (342)                 --                --                 --
                            ----------------    ----------------   ----------------  ----------------
  Net increase (decrease)
    in Advisor shares                   (342)                 --                --                 --
                            ================    ================   ================  ================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    For an Investor Share Outstanding Throughout each Period

                                                Year Ended October 31,
                             -------------------------------------------------------------
                               2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period        $  13.10     $  12.91     $  17.67     $  13.05     $  10.77
                             --------     --------     --------     --------     --------
Income from Investment
  Operations:
  Net Investment Loss           (0.09)       (0.08)       (0.02)       (0.05)       (0.05)
  Net Realized and
    Unrealized Gain
    (Loss) on Investments        3.74         0.51        (2.05)        5.65         2.34
                             --------     --------     --------     --------     --------
Total from Investment
  Operations                     3.65         0.43        (2.07)        5.60         2.29
                             --------     --------     --------     --------     --------
Less Distributions:
  From Net Investment
    Income                         --           --           --           --           --
  From Net Realized
    Capital Gains               (0.57)       (0.24)       (2.69)       (0.98)       (0.01)
                             --------     --------     --------     --------     --------
Total Distributions             (0.57)       (0.24)       (2.69)       (0.98)       (0.01)
                             --------     --------     --------     --------     --------
Net Asset Value at End of
  Period                     $  16.18     $  13.10     $  12.91     $  17.67     $  13.05
                             ========     ========     ========     ========     ========
Total Return                   28.98%        3.40%     (13.29)%       48.46%       21.17%
Net Assets at End of
  Period (000's)             $ 53,240     $ 60,206     $ 67,814     $ 96,709     $ 48,614
Ratios to Average Net
  Assets
  Expenses including
    reimbursement/waiver
    of fees                     1.44%        1.50%        1.29%        1.32%        1.43%
  Expenses excluding
    reimbursement/waiver
    of fees                     1.44%        1.50%        1.29%        1.32%        1.43%
  Net Investment Income       (0.39)%      (0.54)%      (0.14)%      (0.36)%      (0.34)%
Portfolio Turnover Rate          104%         102%          88%          77%          82%

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    For an Investor Share Outstanding Throughout each Period

                                         Year Ended October 31,            Period Ended
                                  -------------------------------------    October 31,
                                    2000          1999          1998         1997 (a)
---------------------------------------------------------------------------------------
Net Asset Value at Beginning
  of Period                        $ 10.88      $   9.72      $  10.36       $  10.00
                                   -------      --------      --------       --------
Income from Investment
  Operations:
  Net Investment Loss                (0.01)           --         (0.01)            --
  Net Realized and Unrealized
    Gain (Loss) on Investments        2.63          1.16         (0.63)          0.36
                                   -------      --------      --------       --------
Total from Investment
  Operations                          2.62          1.16         (0.64)          0.36
                                   -------      --------      --------       --------
Less Distributions:
  From Net Investment Income            -- (b)        --            --             --
                                   -------      --------      --------       --------
Total Distributions                     --            --            --             --
                                   -------      --------      --------       --------
Net Asset Value at End of
  Period                           $ 13.50      $  10.88      $   9.72       $  10.36
                                   =======      ========      ========       ========
Total Return (e)                    24.11%        11.98%       (6.18)%          3.60%(c)

Net Assets at End of Period
  (000's)                          $ 8,161      $ 11,179      $ 10,484       $ 10,066
Ratios to Average Net Assets
  Expenses including
    reimbursement/waiver of
    fees                             1.35%         1.35%         1.35%          1.35%(d)
  Expenses excluding
    reimbursement/waiver of
    fees                             2.59%         2.28%         2.47%          4.33%(d)
  Net Investment Income            (0.03)%       (0.03)%       (0.06)%        (0.13)%(d)
Portfolio Turnover Rate               141%          175%          166%            12%(c)

----------------

(a) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.
(b)  Amount was less than $0.01 per share.
(c)  Not Annualized.
(d)  Annualized.
(e) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 3).

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND*
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    For an Investor Share Outstanding Throughout each Period

                                                Year Ended October 31,
                             -------------------------------------------------------------
                               2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period         $  9.06     $  10.00     $   9.77      $  9.70      $  9.93
                              -------     --------     --------      -------      -------
Income from Investment
  Operations:
  Net Investment Income          0.59         0.55         0.54         0.49         0.53
  Net Realized and
    Unrealized Gain
    (Loss) on Investments       (0.09)       (0.62)        0.23         0.16        (0.11)
                              -------     --------     --------      -------      -------
Total from Investment
  Operations                     0.50        (0.07)        0.77         0.65         0.42
                              -------     --------     --------      -------      -------
Less Distributions:
  From Net Investment
    Income                      (0.60)       (0.56)       (0.54)       (0.49)       (0.53)
  From Net Realized
    Capital Gains                  --        (0.31)          --        (0.09)       (0.12)
                              -------     --------     --------      -------      -------
Total Distributions             (0.60)       (0.87)       (0.54)       (0.58)       (0.65)
                              -------     --------     --------      -------      -------
Net Asset Value at End of
  Period                      $  8.96     $   9.06     $  10.00      $  9.77      $  9.70
                              =======     ========     ========      =======      =======
Total Return (a)                5.75%      (0.78)%        8.10%        7.68%        4.38%

Net Assets at End of
  Period (000's)              $36,491     $ 24,957     $ 28,134      $26,683      $23,708
Ratios to Average Net
  Assets
  Expenses including
    reimbursement/waiver
    of fees                     0.67%        0.72%        0.89%        1.12%        1.12%
  Expenses excluding
    reimbursement/waiver
    of fees                     1.25%        1.22%        1.25%        1.33%        1.24%
  Net Investment Income         6.65%        5.81%        5.47%        5.58%        5.46%
Portfolio Turnover Rate          330%         301%         113%          44%          69%

----------------

(a) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 3).
  * Formerly, Schroder Investment Grade Income Fund. Effective August 14, 2000, the Fund changed its name, its investment objectives and its principal investment strategies. The Fund would not necessarily have achieved the financial results and the total returns listed above under its current investment objectives and policies.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000

NOTE 1. ORGANIZATION

      Schroder Series Trust (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust has an unlimited number of authorized shares, which are divided into three separate investment portfolios--Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund and Schroder Total Return Fixed Income Fund (collectively, the "Funds"). As of October 31, 2000, each Fund had Investor Shares outstanding. As of
  June 23, 2000, the Advisor Shares of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund were recapitalized into Investor Shares, such that the Funds no longer have any Advisor Shares outstanding. On August 14, 2000, Schroder Investment Grade Income Fund changed its name to Schroder Total Return Fixed Income Fund and changed its investment objectives and principal investment strategies. As of September 11, 2000, Schroder Large Capitalization Equity Fund, a former series of the Trust, merged with and into Schroder U.S. Large Cap Equity Fund (formerly Schroder U.S. Diversified Growth Fund), a series of Schroder Capital Funds (Delaware). As of June 30, 2000, Schroder Short-Term Investment Fund, a former series of the Trust, was terminated and liquidated.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

  VALUATION OF INVESTMENTS:

      Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, unless the investment adviser believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees ("Trustees").

  REPURCHASE AGREEMENTS:

      When entering into repurchase agreements, it is the Trust's policy that each Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  INVESTMENT TRANSACTIONS:

      Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  INVESTMENT INCOME:

      Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method.

  EXPENSES:

      Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributable to a specific Fund and/or class of shares. Expenses not directly attributable to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by Schroder Investment Management North America Inc. ("SIMNA"), investment adviser to the Trust, or the Trustees.

  DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions to shareholders from net investment income are declared and distributed at least annually for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund; and since October 1, 2000 declared daily and distributed monthly for Schroder Total Return Fixed Income Fund (previously, that Fund declared and distributed its net investment income monthly). Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

      With respect to each Fund that offered two classes of shares during the periods shown, investment income, common expenses of a Fund, and gains/losses on investments were allocated to both classes of each Fund based on the respective daily net assets of each class of such Fund. Shareholder servicing fees related to Advisor Shares were charged directly to that class. Neither class had preferential dividend rights. Dividends, if any, paid by a Fund with respect to its two classes of shares normally differed in amount due to the differing expenses borne by each class.

  DEFERRED ORGANIZATION COSTS:

      Costs incurred by the Funds in connection with their organizations are amortized on a straight-line basis over a five-year period.

  EQUALIZATION:

      Prior to October 1, 2000, when Schroder Total Return Fixed Income Fund declared distributions of net investment income monthly, the Fund followed an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction was credited or charged to undistributed net investment income. As a result, undistributed net investment income per share was unaffected by sales and redemptions of the Fund's shares.

  FEDERAL INCOME TAXES:

      It is the policy of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED) substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

      For the year ended October 31, 2000 Schroder MidCap Value Fund utilized $280,206 of capital loss carryforward. As of October 31, 2000, the Fund listed below had net tax basis capital loss carryforwards for federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                    EXPIRATION
                                                       DATES
FUND                                       AMOUNT   OCTOBER 31,
----                                      --------  -----------
Schroder Total Return Fixed Income Fund:  $782,503       2007
                                           511,510       2008

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for Real Estate Mortgage Investment Conduit (REMIC) paydowns and losses deferred due to wash sales, net operating losses and excise tax regulations. Schroder Small Capitalization Value Fund utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

      At October 31, 2000, the Trust reclassified the following amounts between capital paid-in, undistributed net investment income and accumulated net realized gain/loss:

                                                              INCREASE            (DECREASE)
                                     INCREASE (DECREASE)  UNDISTRIBUTED NET      ACCUMULATED
                                       CAPITAL PAID-IN    INVESTMENT INCOME  REALIZED GAIN (LOSS)
                                     -------------------  -----------------  --------------------
Schroder Small Capitalization Value
  Fund                                   $3,537,164           $454,923           $(3,992,087)
Schroder MidCap Value Fund                   (5,810)             5,810                    --
Schroder Total Return Fixed
  Income Fund                                 9,458             13,988               (23,446)

NOTE 3. INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENT

      The Trust has entered into an investment advisory agreement with SIMNA. Under the agreement, SIMNA provides investment management services, and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.95% for Schroder Small Capitalization Value Fund; 0.90% for Schroder MidCap Value Fund; and 0.50% for Schroder Total Return Fixed Income Fund.

      Throughout the fiscal period SIMNA was contractually obligated to waive a portion of the investment advisory fees it was entitled to receive from Schroder Total Return Fixed Income Fund. As a result, during the period of the waiver, Schroder Total Return Fixed Income Fund paid no investment advisory fees.

      In addition, throughout the fiscal period SIMNA was contractually obligated to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds to the extent that a Fund's Investor Shares total operating expenses exceed the following annual rates: 1.70% of average daily net assets of Schroder Small Capitalization Value Fund; 1.35% of average daily net assets of Schroder MidCap Value Fund; and 1.12% of average daily net assets of Schroder Total Return Fixed Income Fund. On September 18, 2000, SIMNA voluntarily reduced this rate on Schroder Total Return Fixed Income Fund to 0.50% until October 31, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      SIMNA was also contractually obligated to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds to the extent that a Fund's Advisor Shares total operating expenses exceed the following annual rates: 1.95% of average daily net assets of Schroder Small Capitalization Value Fund; 1.60% of average daily net assets of Schroder MidCap Value Fund; and 1.37% of average daily net assets of Schroder Total Return Fixed Income Fund.

      The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). Under the Administration Agreement, the Trust, in addition to other Schroder Funds managed by SIMNA and certain related entities, pay fees to State Street based on the combined average daily net assets of all the Funds in the Schroder complex, according to the following rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion of such assets, and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum requirements.

NOTE 4. SHAREHOLDER SERVICING PLAN

      The Trust adopted a shareholder servicing plan for the Advisor Shares of each Fund. Under the plan, Schroder Fund Advisors Inc. ("Schroder Advisors") or shareholder servicing organizations provided administrative support services to their customers who held a Fund's Advisor Shares. For these shareholder services, Schroder Advisors was entitled to receive compensation monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund attributable to its Advisor Shares. As a result of the recapitalization and discontinuance of Advisor Shares, the shareholder servicing plan is no longer in use for any of the Funds.

NOTE 5. TRANSACTIONS WITH AFFILIATES

  BROKERAGE COMMISSIONS:

      Brokerage commissions received by affiliates of SIMNA, from portfolio transactions conducted with the Funds during the year ended October 31, 2000, amounted to $2,622.

  TRUSTEES' FEES:

      The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors with the exception of Schroder Series Trust II, Trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors receive an annual retainer of $11,000 for their services as Trustees of all open end investment companies distributed by Schroder Advisors, and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the Funds will receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 6. INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2000 were as follows:

                                NON-GOVERNMENT   GOVERNMENT   NON-GOVERNMENT   GOVERNMENT
                                  PURCHASES      PURCHASES        SALES          SALES
                                --------------  ------------  --------------  ------------
Schroder Small Capitalization
  Value Fund                     $58,164,260    $         0    $79,664,804    $         0
Schroder MidCap Value Fund        12,875,642              0     18,117,321              0
Schroder Total Return Fixed
  Income Fund                     32,092,169     73,046,825     30,345,275     61,727,263

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

    At October 31, 2000, the identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2000 were as follows:

                                                   GROSS UNREALIZED        NET UNREALIZED
                                IDENTIFIED   ----------------------------  APPRECIATION/
                                   COST      APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                -----------  ------------  --------------  --------------
Schroder Small Capitalization
  Value Fund                    $44,247,303  $10,396,064    $(1,552,109)     $8,843,955
Schroder MidCap Value Fund        6,934,490    1,680,402        (78,990)      1,601,412
Schroder Total Return Fixed
  Income Fund                    37,713,819      376,045       (501,563)       (125,518)

NOTE 7. PORTFOLIO INVESTMENT RISKS

      Schroder Total Return Fixed Income Fund may invest up to 35% of its assets in securities rated below investment grade. Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

NOTE 8. BENEFICIAL INTEREST

      The following table shows the number of shareholders each owning beneficially or of record 5% or more of a Fund as of October 31, 2000 and the total percentage of the Fund held by such shareholders.

                                          5% OR GREATER SHAREHOLDERS
                                          --------------------------
                                           NUMBER    % OF FUND HELD
                                          --------  ----------------
Schroder Small Capitalization Value Fund       5              33%
Schroder MidCap Value Fund                     5              86%
Schroder Total Return Fixed Income Fund        4              90%

NOTE 9. LINE OF CREDIT

      The Trust and other Schroder Funds managed by SIMNA (the "Participants") share in a $37.5 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of 0.08%, which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the federal funds rate plus 0.50% at the time of the borrowing. To the extent permitted by a Fund's investment policies and to the extent amounts remain available for borrowing under the facility, each Fund may borrow up to a maximum of 33 percent of its respective net assets under the agreement. For the year ended October 31, 2000, the Trust had no borrowings against the line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Schroder Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Series Trust (consisting of Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund and Schroder Total Return Fixed Income Fund (formerly, Schroder Investment Grade Income Fund) (collectively the "Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year ended October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securites at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 1999, and financial highlights for each of the periods ending on or before October 31, 1999, were audited by other independent accountants whose report dated December 14, 1999, expressed an unqualified opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE (UNAUDITED)

    For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 2000:

    Schroder MidCap Value Fund had 86.79% of 2000 dividends qualify for the corporate dividends paid deduction.

    The Fund listed below designated the following amount as long term capital gain dividends for the purposes of the dividends paid deduction:

                                                              CAPITAL GAINS DIVIDENDS
                                                                     LONG TERM
                                                              -----------------------
Schroder Small Capitialization Value Fund                            $3,659,631

    On December 18, 2000, the Funds made the following per share distributions to shareholders of record on December 15, 2000.

                                                           NET
                                                        INVESTMENT    SHORT TERM     LONG TERM
                                                          INCOME     CAPITAL GAIN   CAPITAL GAIN
                                                        ----------   ------------   ------------
Schroder Small Capitalization Value Fund                   --          $2.38497       $1.06423
Schroder MidCap Value Fund                              $0.007144        --            1.23023

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED)

    A meeting of the Shareholders of Schroder Series Trust was held on August 11, 2000 at the offices of the Trust, 787 Seventh Avenue, New York, New York. The matters voted upon by Shareholders and the resulting votes are presented below:

I. Proposal to adopt a new investment objective for Schroder Total Return Fixed Income Fund:

NUMBER OF VOTES

     FOR       WITHHELD
-------------  --------
3,693,068.655      0

II.  Proposal to revise or eliminate Fundamental Policies of the Fund:

A.  To eliminate the Fund's Fundamental policy regarding short sales:

SCHRODER SMALL CAPITALIZATION VALUE FUND:

     FOR        AGAINST     ABSTAIN
-------------  ----------  ---------
2,327,629.293  27,040.897  2,449.000

SCHRODER TOTAL RETURN FIXED INCOME FUND:

     FOR       AGAINST  ABSTAIN
-------------  -------  -------
3,693,068.655     0        0

B.  To revise the Fund's fundamental policy regarding borrowing:

SCHRODER SMALL CAPITALIZATION VALUE FUND:

     FOR        AGAINST     ABSTAIN
-------------  ----------  ---------
2,329,376.022  25,294.168  2,449.000

SCHRODER TOTAL RETURN FIXED INCOME FUND:

     FOR       AGAINST  ABSTAIN
-------------  -------  -------
3,693,068.655     0        0

SCHRODER MIDCAP VALUE FUND:

    FOR      AGAINST  ABSTAIN
-----------  -------  -------
506,251.362     0        0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED) (CONTINUED)

C. To eliminate the Fund's fundamental policy regarding pledging or otherwise encumbering assets:

SCHRODER SMALL CAPITALIZATION VALUE FUND:

     FOR        AGAINST    ABSTAIN
-------------  ---------  ---------
2,345,700.417  7,223.044  4,195.729

SCHRODER TOTAL RETURN FIXED INCOME FUND:

     FOR       AGAINST  ABSTAIN
-------------  -------  -------
3,693,068.655     0        0

SCHRODER MIDCAP VALUE FUND:

    FOR      AGAINST  ABSTAIN
-----------  -------  -------
506,251.362     0        0

D. To eliminate the Fund's fundamental policy regarding purchasing securities which are also owned by officers and Trustees of the Trust and its affiliates:

SCHRODER SMALL CAPITALIZATION VALUE FUND:

     FOR        AGAINST    ABSTAIN
-------------  ---------  ---------
2,347,454.534  7,215.656  2,449.000

SCHRODER TOTAL RETURN FIXED INCOME FUND:

     FOR       AGAINST  ABSTAIN
-------------  -------  -------
3,693,068.655     0        0

E. To eliminate the Fund's fundamental policy regarding purchasing oil, gas, or other mineral leases, rights, or royalty contracts:

SCHRODER SMALL CAPITALIZATION VALUE FUND:

     FOR        AGAINST     ABSTAIN
-------------  ----------  ---------
2,326,877.367  27,792.823  2,449.000

SCHRODER TOTAL RETURN FIXED INCOME FUND:

     FOR       AGAINST  ABSTAIN
-------------  -------  -------
3,693,068.655     0        0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED) (CONCLUDED)

F. To eliminate the Fund's fundamental policy regarding investments made for the purpose of gaining control of a company's management:

SCHRODER SMALL CAPITALIZATION VALUE FUND:

     FOR        AGAINST    ABSTAIN
-------------  ---------  ---------
2,350,626.263  4,043.927  2,449.000

SCHRODER TOTAL RETURN FIXED INCOME FUND:

     FOR       AGAINST  ABSTAIN
-------------  -------  -------
3,693,068.655     0        0

G. To revise the Fund's fundamental policy regarding limits on acquiring the voting securities of any one issuer:

SCHRODER SMALL CAPITALIZATION VALUE FUND:

     FOR        AGAINST     ABSTAIN
-------------  ----------  ---------
2,331,258.139  21,987.051  3,874.000

SCHRODER TOTAL RETURN FIXED INCOME FUND:

     FOR       AGAINST  ABSTAIN
-------------  -------  -------
3,693,068.655     0        0

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Schroder Investment Management
 North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRUSTEES

Sharon L. Haugh, CHAIRMAN
Catherine A. Mazza, VICE CHAIRMAN
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRANSFER & SHAREHOLDER
SERVICING AGENT

Boston Financial Data Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

COUNSEL

Ropes & Gray

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.

Schroder Series Trust
P.O. Box 8507
Boston, MA 02266
800-464-3108

                                [SCHRODER LOGO]

                                      ------------------------------------------

       Schroder Series Trust

          Schroder Small
          Capitalization Value Fund

          Schroder MidCap
          Value Fund

          Schroder Total Return
          Fixed Income Fund
         ANNUAL REPORT
            October 31, 2000

WS1200AR